UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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QUALCOMM INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following material may be provided to stockholders of Qualcomm Incorporated (“Qualcomm”).

Our March 6th Annual Meeting is fast approaching. Vote the WHITE proxy card today —FOR ALL 1 1 world-class Qualcomm directors. Important alert for Qualcomm stockholders, Broadcom is seeking control of your Board for one purpose: force through its hostile takeover proposal. Broadcom’s nominees pale in comparison to Qualcomm’s highly qualified directors, who know your Company’s business inside and out. Electing any of Broadcom’s nominees makes no sense. Qualcomm’s Board Acts in Your Best Interests Independent business leaders with track records of delivering value: • • • • • • • • Overseeing execution of a strategy to deliver significant near-and long-term value Open to constructive engagement with Broadcom to protect your interests Outstanding mix of relevant experience, stockholder perspectives represented 9 independent directors; 4 new independent directors added in last 3 years Engages with stockholders to set long-term strategy and hold management accountable Positioned the Company to reap the substantial value of Qualcomm’s 5G leadership Has overseen a revenue diversification strategy, including pending NXP acquisition Delivered $1.4 billion in cost reductions and committed to additional $1 billion cost reduction plan Returned $25+ billion to stockholders over the past 3 fiscal years • Electing Broadcom’s Nominees Makes No Sense If elected, Broadcom’s conflicted nominees would be responsible for: • Overseeing execution of our strategy at a critical juncture without an understanding of Qualcomm’s business Negotiating on your behalf with Broadcom, who has paid them, on price and regulatory challenges for a potential transaction Managing business risk during a lengthy regulatory process, including the probable loss of customers and employees, and other competitive pressures • • Can you trust Broadcom’s conflicted nominees to act in your best interests and protect your investment?

VOTE the WHITE Proxy Card Today Prevent Broadcom From Seizing Value that Belongs to You Your vote is very important, no matter how many shares you own. Support your Board by voting the enclosed WHITE proxy card TODAY—FOR ALL 1 1 Qualcomm directors. Qualcomm You only need the WHITE card—it is labeled “WHITE”. Throw away all Blue proxy cards you receive. Do not vote on the Blue card, not even “withhold”. VOTE the WHITE proxy card today In the interest of time, we encourage you to submit your vote online or by phone. You may also sign, date and return the WHITE proxy card promptly in the postage-paid envelope provided. DISCARD the BLUE proxy card from Broadcom If you previously voted using the blue proxy card, you have every right to change your vote—only your latest-dated proxy will be counted. Simply vote again now using the WHITE proxy card. If you have questions, or need assistance in voting your shares, please contact: INNISFREE M&A INCORPORATED Stockholders May Call: Toll-Free at (877) 456-3442 (from the U.S. and Canada) (412) 232-3651 (from other locations) Banks and Brokers May Call Collect: (212) 750-5833 ADDITIONAL INFORMATION: Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov. CERTAIN INFORMATION REGARDING PARTICIPANTS: Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Additionally, statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results; the resolution of licensing disputes and the impact and timing thereof; expected market, industry, geographic and organic growth and trends; future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities; benefits from planned cost reductions; technology and product leadership and trends; Qualcomm’s positioning to benefit from any of the above; potential benefits and upside to Qualcomm’s stockholders related to any of the above; and the regulatory process and regulatory uncertainty are forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.